Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.21A

FIFTH AMENDMENT

TO THE

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This FIFTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below. CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement (CSG document #2296663) dated July 1, 2008 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.	Upon the Effective Date of this Amendment, Schedule F, Fees, Section entitled CSG Services, Subsection II, Interfaces, Subsection C. High-speed data, is amended to add the following charge:

Description of Item/Unit of Measure	Frequency	Fee
4.. Non Voice Record Processing	************ **********	*******

2.	Effective May 1, 2010, Schedule P to the Agreement shall be deleted in its entirety and replaced with the new Schedule P attached hereto and which is incorporated herein by this reference.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)

By:	Andrew J. Baer	By:	/s/ Michael J. Henderson
Name:	Andrew J. Baer	Name:	Michael J. Henderson
Title:	SVP & CIO	Title:	EVP Sales & Marketing
Date:	10/21/2010	Date:	10/25/2010

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule P

Customer Authorization Schedule

CSG Document	Comcast Personnel	Title	Comment
Master Agreement	***********	Chief Information Officer
& Amendments	****************	SVP and Chief Procurement Officer
(and all categories
Listed below)

SOW / DSOW	*********	SVP Finance & Accounting	Contract Administration
	**********	Vice President, Business Operations	Contract Administration
	***********	Vice President, Billing Systems

LOA	****************	Director of Billing	Technical Administrator
	***********	Vice President, Billing Systems	Contract Administration
	**********	Vice President, Business Operations	Contract Administration
	*********	SVP Finance & Accounting
	***********	Director of Billing Systems

SRF	****************	Director of Billing	Technical Administrator
	***********	Director of Billing Systems
	***********	Vice President, Billing Systems
	**********	Vice President, Business Operations
	*********	SVP Finance & Accounting

IPA	***********	Director of Billing Systems
	***********	Vice President, Billing Systems

BRD	***********	Director of Billing Systems
	***********	Vice President, Billing Systems

Billing Disputes	*********	SVP Finance & Accounting
	***********	Vice President, Billing Systems
	************	Manager Finance

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CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES FOR THE PARTIES

HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES